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                                                                 ARTHUR ANDERSEN

                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                     -----------------------------------------



As independent public accountants, we hereby consent to use of our report (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-37290 for Hartford Life Insurance Company Modified Guaranteed Annuity Contract on Form S-2.

                                                         /s/ Arthur Andersen LLP


Hartford, Connecticut
August 4, 2000